Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

American Funds® Global Growth SAST Portfolio

(the “Portfolio”)

Supplement dated December 10, 2015, to the Portfolio’s Summary Prospectus

dated May 1, 2015, as supplemented and amended to date

The table in the section entitled “Portfolio Summary: American Funds® Global Growth SAST Portfolio – Investment Adviser” under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Patricia Collete	2015	Partner – Capital World Investors
Isabelle de Wismes	2011	Partner – Capital World Investors
Galen Hoskins	2013	Partner – Capital World Investors
Jonathan Knowles	2013	Partner – Capital World Investors

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.